Prime Cash Fund
           380 Madison Avenue, Suite 2300, New York, N.Y. 10017
                   (212)697-6666, FAX (212)687-5373
                          Annual Report


                                                 February 6, 1996


Dear Investor:

     Prime Cash Fund has consistently provided shareholders with specialized management of cash reserves since its inception in April, 1983.

     Over this period of nearly 13 years, the Fund has generated a high level of safety of principal, liquidity, and current income for shareholders under various market conditions by investing in a diversified portfolio of money-market securities which meet specific high-quality standards and possess minimal credit risk.

     Through this investment management approach, the Fund was able to achieve a AAA rating from both the credit rating services, Standard & Poor's and Moody's Investors Service, and to provide investors with a highly satisfactory yield for the fiscal year ended December 31, 1995.

     Subsequent to the Fund's fiscal year end and effective February 1, 1996, the Fund ceased operations. Although the Fund is no longer conducting a public offering of its shares, it will continue its existence as a registered investment management company.

                                   Sincerely,

                                   /s/ Lacy B. Herrmann
                                   Lacy B. Herrmann
                                   President and Chairman
                                     of the Board of Trustees

                             PRIME CASH FUND
                         STATEMENT OF INVESTMENTS
                             DECEMBER 31, 1995

FACE
AMOUNT         COMMERCIAL PAPER (81.2% of Net Assets)            VALUE
               Chemicals (6.7%)
$ 2,000,000    Dupont (E.I) de Nemours & Co., 5.72%,
                 due 1/05/96                                     $ 1,998,729

               Consumer Finance (13.3%)
  2,000,000    American General Finance Corp., 5.74%,
                 due 1/19/96                                       1,994,260
  2,000,000    Student Loan Corp., 5.76%, due 1/09/96              1,997,440
               Total Consumer Finance                              3,991,700

               Diversified Finance (6.6%)
 2,000,000     Transamerica Finance Corp., 5.77%, due 1/17/96      1,994,871

               Energy (6.6%)
 2,000,000     Chevron Oil Finance Co., 5.72%, due 1/18/96         1,994,598

               Foods (3.3%)
 1,000,000     Nestle Capital Corp., 5.75%, due 1/12/96              998,243

               Insurance (15.0%)
 1,500,000     Prudential Funding Corp., 5.82%, due 1/16/96        1,496,363
 2,000,000     Safeco Credit Co., 5.74%, due 1/29/96               1,991,071
 1,000,000     USAA Capital Corp., 5.76%, due 1/03/96                999,680

               Total Insurance                                     4,487,114

               Manufacturing (8.4%)
 2,533,000     Pitney Bowes Credit Corp., 5.72%, due 1/11/96       2,528,975

               Structured Finance (6.7%)
 2,000,000     Ciesco L.P., 5.73%, due 1/12/96                     1,996,498

               Transportation (7.6%)
 2,300,000     United Parcel Services, 5.70%, due 1/18/96          2,293,809

               Utilities (7.0%)
   597,000     Allegheny Generating Co., 5.70%, due 1/16/96          595,582
 1,500,000     Florida Power Corp., 5.82%, due 1/04/96             1,499,273
               Total Utilities                                     2,094,855

               Total Commercial Paper                             24,379,392

               U.S. GOVERNMENT AGENCY DISCOUNT NOTES
               (18.3% of Net Assets)
 5,500,000     Federal Home Loan Bank, 5.70%, due 1/2/96           5,499,129

                             PRIME CASH FUND
                         STATEMENT OF INVESTMENTS
                             DECEMBER 31, 1995

FACE
AMOUNT        MASTER NOTE (1.1% of Net Assets)                     VALUE

$ 327,000      Associates Corp. of North America, 5.30%,
                 due 1/02/96                                        $327,000

               Total Investments (100.6%)
                 (Cost - $ 30,205,521*)                           30,205,521

               Liabilities in excess of other assets (-0.6%)       (196,877)
               Net Assets (100%)                                 $30,008,644

(*) Aggregate cost for Federal income tax purposes.


              See accompanying Notes to Financial Statements.

                             PRIME CASH FUND
                    STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 1995

ASSETS

Investments at value (Cost - $ 30,205,521)                  $  30,205,521
Cash                                                                4,933
Due from Administrator for reimbursement of expenses               28,612
Interest receivable                                                 2,626
Other assets                                                        6,552
       Total Assets                                            30,248,244


LIABILITIES

Dividends payable                                                 194,396
Accrued expenses                                                   33,419
Adviser and Administrator fees payable                             11,785
       Total Liabilities                                          239,600


NET ASSETS (equivalent to $ 1.00 per share on
  30,008,644 shares outstanding)                             $ 30,008,644

Net Assets consist of:

Capital Stock - Authorized an unlimited number of
  shares, par value $ .01 per share                            $   300,086
Additional paid-in capital                                      29,708,558

                                                             $  30,008,644

              See accompanying Notes to Financial Statements.

                              PRIME CASH FUND
                          STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:

   Interest Income                                              $ 4,163,304

EXPENSES:

   Investment Adviser Fees (note B)               $ 173,614
   Administrator Fees (note B)                      173,614
   Trustees' Fees and Expenses                       55,676
   Legal Fees                                        22,079
   Audit and Accounting Fees                         21,260
   Custodian Fees (note D)                           17,397
   Transfer and Shareholder Servicing Agent Fees      7,573
   Registration Fees and Dues                         5,670
   Shareholders' Reports and Proxy Statements         3,412
   Other                                             18,829
                                                    499,124

   Fees waived by Investment Adviser (note B)      (12,315)
   Fees waived by Administrator (note B)           (92,625)
   Reimbursement of expenses by Administrator
     (note B)                                      (81,104)
   Expenses paid indirectly (note D)               ( 1,347)

   Net expenses                                                     311,733

       NET INVESTMENT INCOME                                    $ 3,851,571


            See accompanying Notes to Financial Statements.

                              PRIME CASH FUND
                    STATEMENTS OF CHANGES IN NET ASSETS


                                                     Year Ended December 31,
FROM INVESTMENT ACTIVITIES:                            1995         1994
Net investment income                               $  3,851,571   $ 2,686,317
Dividends to shareholders ($ 0.0552 and
  $ 0.0370 per share, respectively)                  (3,851,571)   (2,686,317)
Change in net assets derived from
  investment activities                                  ----        -----

FROM FUND SHARE TRANSACTIONS:
                               SHARES
                       Year Ended December 31,
                        1995             1994
Shares sold            170,912,151    274,838,670    170,912,151   274,838,670
Shares redeemed      (179,309,010)  (303,603,492)  (179,309,010) (303,603,492)
Decrease in shares
  and net assets
  derived from Fund
  share transactions   (8,396,859)   (28,764,822)    (8,396,859)  (28,764,822)
Net decrease in net
  assets                                             (8,396,859)  (28,764,822)

NET ASSETS:
Beginning of Year                                     38,405,503   67,170,325

End of Year                                        $  30,008,644  $ 38,405,503


              See accompanying Notes to Financial Statements.

                              PRIME CASH FUND
                       NOTES TO FINANCIAL STATEMENTS


Note A - Summary of Significant Accounting Policies:

    Prime Cash Fund (the "Fund"), a diversified, open-end investment company, was organized on September 10, 1982 as a Massachusetts business trust and is authorized to issue an unlimited number of shares.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) Portfolio valuation: The Fund's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost, adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

(2) Securities transactions and related investment income: Securities are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

(3) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, federal income and excise taxes.

(4) Repurchase agreements: It is the Fund's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

(5) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note B - Management Fee and Other Transactions with Affiliates:

    TCW Funds Management, Inc. (the "Adviser") became Investment Adviser to the Fund in April, 1992. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services for which it receives a fee which is payable monthly and computed on the net assets of the Fund as of the close of business each day at the annual rate of 0.25% of the net assets up to $ 300 million and 0.35% of the net assets above
$ 300 million. The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator") to provide all administrative services to the Fund other than those relating to the investment portfolio and the maintenance of the accounting books and records. The Administrator receives a fee for such services which is payable monthly and computed on the net assets of the Fund as of the close of business each day at the annual rate of 0.25% of the net assets up to $ 300 million and 0.15% of the net assets above $ 300 million. Specific details as to the nature and the extent of the services provided by the Adviser and Administrator are more fully described in the Fund's Prospectus and Statement of Additional Information.

                           PRIME CASH FUND
                      NOTES TO FINANCIAL STATEMENTS
                               (continued)

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (based on the aggregate fees of the Adviser and the Administrator) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, exceed the lesser of
(i) 2.5% of the first $ 30 million of average annual net assets of the Fund plus 2% of the next $ 70 million of such assets and 1.5% of its average annual net assets in excess of $ 100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended December 31, 1995.

    For the year ended December 31, 1995, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $ 173,614 and $ 173,614, respectively. During this period, the Adviser and Administrator voluntarily waived fees of $ 12,315 and $ 92,625, respectively, and the Administrator voluntarily agreed to reimburse the Fund for other expenses in the amount of $ 81,104.

    Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Fund's shares. No compensation or fees are paid to the Distributor for such share distribution.

Note C - Distributions:

    The Fund declares dividends daily from net investment income and makes payment monthly in additional shares at the Net Asset Value per share or in cash, at the shareholder's option.

Note D - Custodian Fees:

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1995, the Fund's custodian fees amounted to $ 17,397, of which $ 1,347 was offset by such credits. The Fund could have invested its cash balances in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

Note E - Subsequent Event - Cessation of Operations of the Fund:

    All outstanding shares of the Fund, except for 1,001 shares owned by the Administrator, were redeemed by shareholders by February 1, 1996. The portfolio of investments was liquidated as of that date and the proceeds, net of liabilities, were used to pay the redeeming shareholders. Although the Fund is no longer conducting a public offering of its shares, it will continue its existence as a Massachusetts business trust and maintain its registration as an investment company.

                              PRIME CASH FUND
                           FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year


                                            Year Ended December 31,
                                1995      1994      1993      1992      1991
Net Asset Value,
  Beginning of Year          $  1.0000 $ 1.0000  $ 1.0000  $ 1.0000  $ 1.0000

Income from Investment
  Operations:
    Net investment income       0.0552   0.0370    0.0260    0.0327    0.0556

Less Distributions:
  Dividends from net
    investment income         (0.0552)  (0.0370)  (0.0260)  (0.0327)  (0.0556)

Net Asset Value,
  End of Year                $  1.0000 $ 1.0000  $ 1.0000 $ 1.0000   $ 1.0000

Total Return                     5.66%    3.76%     2.63%    3.19%      5.68%

Ratios/Supplemental Data
  Net Assets, End of
    Year (in thousands)     $  30,009 $ 38,406  $ 67,170  $ 96,563  $ 287,597
  Ratio of Expenses to
    Average Net Assets          0.45%    0.55%     0.61%     0.68%     0.60%
  Ratio of Net Investment
    Income to Average Net
    Assets                      5.55%    4.00%     2.60%     3.27%     5.56%

For the years ended December 31, 1995 and December 31, 1994, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the
Adminstrator's voluntary expense reimbursement and, the expense offset in custodian fees for uninvested cash balances in 1995, would have been:
  Net Investment Income    $ 0.0525   $ 0.0350
  Ratio of Expenses to
    Average Net Assets        0.72%      0.76%
  Ratio of Net Investment
    Income to Average Net
    Assets                    5.28%      3.79%

Note: Effective April 1, 1992, TCW Funds Management Inc. became the Fund's Adviser, replacing Security Pacific National Bank.


            See accompanying Notes to Financial Statements.

                     INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Prime Cash Fund:

      We have audited the accompanying statement of assets and liabilities of Prime Cash Fund, including the statement of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note E to the financial statements, Prime Cash Fund ceased operations on February 1, 1996.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                      KPMG Peat Marwick LLP

New York, New York
February  2, 1996

Report on the Annual Meeting of Shareholders (unaudited)

     The Annual Meeting of Shareholders of the Fund was held on December 22, 1995. At the meeting, the following matters were submitted to a shareholder
vote* and approved:   (i) the election of Lacy B. Herrmann, Herbert S. Beggs,
Paul Y. Clinton, Walter M. Keenan, Theodore T. Mason, and Cornelius T. Ryan as Trustees to hold office until the next annual meeeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 55,666,579 affirmative votes (100%)), and (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1995 (votes for:
55,666,579 (100%)).

________________________________________
* On the record date for this meeting, 55,675,036 shares of the Fund were outstanding and entitled to vote. The holders of 55,666,579 shares (99.98%) entitled to vote were present in person or by proxy at the meeting.



Federal Tax Status of 1995 Dividends (unaudited)

     The total amount of dividends declared in 1995 by Prime Cash Fund is taxable as ordinary dividend income for Federal income tax purposes.